Exhibit 99.1 INVESTOR PRESENTATION MARCH 2020 © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.Exhibit 99.1 INVESTOR PRESENTATION MARCH 2020 © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.

LEGAL SAFE HARBOR Certain statements contained in this presentation may be deemed to be forward- the prioritization of investments and capital allocation focused on both organic and looking statements under federal securities laws, and we intend that such forward- inorganic growth; the outdoor products & accessories strategic priorities for looking statements be subject to the safe-harbor created thereby. Such forward- growth, including introducing new and differentiated products, expanding our looking statements include, among others, anticipated revenue, GAAP earnings per addressable market, cultivating direct-to-consumer relationships, expanding and share, non-GAAP earnings per share, tax rate, and share count for future periods; enhancing our supply chain, and pursuing acquisitions that complement our current anticipated revenue for the Firearms segment and the Outdoor Products & business; expected new products and patents for outdoor products & accessories in Accessories segment for future periods; the methodology, tax-free nature, effects, 2020; the anticipated financial profile of Smith & Wesson Brands, Inc., which is and timing of the proposed spin-off of the outdoor products & accessories expected to yield strong cash flows, a granular focus on organic growth, and business; our belief that the spin-off will allow both companies and their dedicated profitability with a plan to eventually return capital to stockholders in the form of management teams to focus on their respective business models and growth dividends; the firearms strategic priorities for growth, including growing organically, opportunities, while providing access to capital, financial resources, and investors leveraging our iconic brands, focusing on new product introductions, simplifying that are better aligned with its unique business; our belief that the separation our business, and returning value to stockholders; and expected next steps for the enhances prospects for long-term value creation; our belief that each company will spin-off. We caution that these statements are qualified by important risks, benefit from a distinct strategic and management focus on its specific operational uncertainties, and other factors that could cause actual results to differ materially and growth priorities, with Smith & Wesson Brands, Inc. focusing on organic from those reflected by such forward-looking statements. Such factors include, growth by developing new products that meet the needs and wants of consumer among others, economic, social, political, legislative, and regulatory factors; the customers, and with American Outdoor Brands, Inc. focusing on market potential for increased regulation of firearms and firearm-related products; actions opportunities in rugged outdoor products, both organically through robust of social activists that could have an adverse effect on our business; the impact of innovation and inorganically by acquiring new brands; our expectation that each lawsuits; the demand for our products; the state of the U.S. economy in general and company will offer a unique and compelling investment opportunity, allowing it to the firearm industry in particular; general economic conditions and consumer attract investors more closely aligned with its business type and its operational and spending patterns; impacts from the Coronavirus; our competitive environment; the financial model, with Smith & Wesson Brands, Inc. focusing on firearms, strong supply, availability, and costs of raw materials and components; the impact of cash generation, and returning capital to stockholders via dividends, and with protectionist tariffs and trade wars; speculation surrounding fears of terrorism and American Outdoor Brands, Inc. focusing on OP&A and delivering high growth via crime; our anticipated growth and growth opportunities; our ability to increase re-investment in the business and M&A; our expectation that each company will demand for our products in various markets, including consumer, law enforcement, operate with its own capital allocation priorities and access to financial resources, and military channels, domestically and internationally; our penetration rates in new such as markets, credit, and insurance, that are better aligned with its business type and existing markets; our strategies; the completion of our proposed spin-off and and its long-term strategy; and our belief that each company will benefit from the the operations and performance of the two separate companies thereafter; our investment community’s ability to value the businesses independently and drive ability to maintain and enhance brand recognition and reputation; risks associated incremental stockholder value through an improved stock price; estimated revenue, with the establishment of our new 630,000 square foot Logistics & Customer adjusted EBITDAS, and market size for each of the separate companies for the first Services facility in Missouri; our ability to introduce new products; the success of 12 months as independent companies; our expectation that American Outdoor new products; our ability to expand our markets; our ability to integrate acquired Brands, Inc. will exclusively license certain brands from Smith & Wesson Brands, businesses in a successful manner; the general growth of our outdoor products and Inc. after the spin-off; the anticipated financial profile of American Outdoor accessories business; the potential for cancellation of orders from our backlog; and Brands, Inc., which is expected to yield growth and profitability that will facilitate other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2019. © 2020 AMERICAN OUTDOOR BRANDS CORP. © 2020 AMERICAN OUTDOOR ALL RIGHTS RESERVED. BRANDS 2 CORP. ALL RIGHTS RESERVED.LEGAL SAFE HARBOR Certain statements contained in this presentation may be deemed to be forward- the prioritization of investments and capital allocation focused on both organic and looking statements under federal securities laws, and we intend that such forward- inorganic growth; the outdoor products & accessories strategic priorities for looking statements be subject to the safe-harbor created thereby. Such forward- growth, including introducing new and differentiated products, expanding our looking statements include, among others, anticipated revenue, GAAP earnings per addressable market, cultivating direct-to-consumer relationships, expanding and share, non-GAAP earnings per share, tax rate, and share count for future periods; enhancing our supply chain, and pursuing acquisitions that complement our current anticipated revenue for the Firearms segment and the Outdoor Products & business; expected new products and patents for outdoor products & accessories in Accessories segment for future periods; the methodology, tax-free nature, effects, 2020; the anticipated financial profile of Smith & Wesson Brands, Inc., which is and timing of the proposed spin-off of the outdoor products & accessories expected to yield strong cash flows, a granular focus on organic growth, and business; our belief that the spin-off will allow both companies and their dedicated profitability with a plan to eventually return capital to stockholders in the form of management teams to focus on their respective business models and growth dividends; the firearms strategic priorities for growth, including growing organically, opportunities, while providing access to capital, financial resources, and investors leveraging our iconic brands, focusing on new product introductions, simplifying that are better aligned with its unique business; our belief that the separation our business, and returning value to stockholders; and expected next steps for the enhances prospects for long-term value creation; our belief that each company will spin-off. We caution that these statements are qualified by important risks, benefit from a distinct strategic and management focus on its specific operational uncertainties, and other factors that could cause actual results to differ materially and growth priorities, with Smith & Wesson Brands, Inc. focusing on organic from those reflected by such forward-looking statements. Such factors include, growth by developing new products that meet the needs and wants of consumer among others, economic, social, political, legislative, and regulatory factors; the customers, and with American Outdoor Brands, Inc. focusing on market potential for increased regulation of firearms and firearm-related products; actions opportunities in rugged outdoor products, both organically through robust of social activists that could have an adverse effect on our business; the impact of innovation and inorganically by acquiring new brands; our expectation that each lawsuits; the demand for our products; the state of the U.S. economy in general and company will offer a unique and compelling investment opportunity, allowing it to the firearm industry in particular; general economic conditions and consumer attract investors more closely aligned with its business type and its operational and spending patterns; impacts from the Coronavirus; our competitive environment; the financial model, with Smith & Wesson Brands, Inc. focusing on firearms, strong supply, availability, and costs of raw materials and components; the impact of cash generation, and returning capital to stockholders via dividends, and with protectionist tariffs and trade wars; speculation surrounding fears of terrorism and American Outdoor Brands, Inc. focusing on OP&A and delivering high growth via crime; our anticipated growth and growth opportunities; our ability to increase re-investment in the business and M&A; our expectation that each company will demand for our products in various markets, including consumer, law enforcement, operate with its own capital allocation priorities and access to financial resources, and military channels, domestically and internationally; our penetration rates in new such as markets, credit, and insurance, that are better aligned with its business type and existing markets; our strategies; the completion of our proposed spin-off and and its long-term strategy; and our belief that each company will benefit from the the operations and performance of the two separate companies thereafter; our investment community’s ability to value the businesses independently and drive ability to maintain and enhance brand recognition and reputation; risks associated incremental stockholder value through an improved stock price; estimated revenue, with the establishment of our new 630,000 square foot Logistics & Customer adjusted EBITDAS, and market size for each of the separate companies for the first Services facility in Missouri; our ability to introduce new products; the success of 12 months as independent companies; our expectation that American Outdoor new products; our ability to expand our markets; our ability to integrate acquired Brands, Inc. will exclusively license certain brands from Smith & Wesson Brands, businesses in a successful manner; the general growth of our outdoor products and Inc. after the spin-off; the anticipated financial profile of American Outdoor accessories business; the potential for cancellation of orders from our backlog; and Brands, Inc., which is expected to yield growth and profitability that will facilitate other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2019. © 2020 AMERICAN OUTDOOR BRANDS CORP. © 2020 AMERICAN OUTDOOR ALL RIGHTS RESERVED. BRANDS 2 CORP. ALL RIGHTS RESERVED.

American Outdoor Brands Corporation PRESENTERS BRIAN D. MURPHY CO-PRESIDENT & CO-CHIEF EXECUTIVE OFFICER MARK P. SMITH CO-PRESIDENT & CO-CHIEF EXECUTIVE OFFICER JEFFREY D. BUCHANAN EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, CHIEF ADMINISTRATIVE OFFICER & TREASURER © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 3American Outdoor Brands Corporation PRESENTERS BRIAN D. MURPHY CO-PRESIDENT & CO-CHIEF EXECUTIVE OFFICER MARK P. SMITH CO-PRESIDENT & CO-CHIEF EXECUTIVE OFFICER JEFFREY D. BUCHANAN EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, CHIEF ADMINISTRATIVE OFFICER & TREASURER © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 3

TODAY'S AMERICAN OUTDOOR BRANDS CORPORATION

- American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets
- AOBC reports two segments:
  - Firearms (handguns, long guns, and suppressor products, as well as forging, machining, and precision plastic injection molding services)
  - Outdoor Products & Accessories (accessories for shooting, hunting, cutlery, and outdoors)
- Serves customers through manufacturing facilities in Springfield, MA, Houlton, ME, Deep River, CT, and Portland, OR, as well as a distribution facility located in Columbia, MO
- Revenue and adjusted EBITDAS for the last twelve months were ~$620M and ~$93M, respectively

Firearms

Smith & Wesson
M&P by Smith & Wesson
Performance Center by Smith & Wesson
Gemtech
Thompson/Center

Outdoor Products & Accessories

Caldwell
Tipton
Wheeler
Frankford Arsenal
Hooyman
BOG
Thompson/Center Accessories
Old Timer
Uncle Henry
Imperial
Smith & Wesson Accessories
M&P Accessories
Lockdown
Bubba
Meat!
Schrade
Performance Center by Smith & Wesson
LaserLyte
Crimson Trace

AMERICAN OUTDOOR
© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
4

Financial Review

OVERVIEW

YEARLY HIGHLIGHTS

	FY19A
Sales	$638.3M
Gross Profit	35.4%
Net Income	$18.4M
Adj. EBITDAS	$111.3M
Adj. EBITDAS Margin	17.4%
GAAP Income Per Share	$0.33
Non-GAAP Income Per Share	$0.83

American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The company reports two segments: Outdoor Products & Accessories (shooting, hunting, cutlery, and outdoor accessories) and Firearms (handguns, long guns, and suppressor products). The company also provides forging, machining, and precision plastic injection molding services.

QUARTERLY HIGHLIGHTS – FY20Q3

FY20 Q3 (1/31/20) Segment Sales


Outdoor Products & Accessories
25%
Firearms
75%

- Revenue $166.7M (+2.9% Y/Y)
- One-fourth of revenue came from OP&A segment
- Gross margin 33.1% (vs. 33.4% Q3FY19)
- Firearms segment sales increased 3.1% Y/Y
- OP&A segment sales increased 3.2% Y/Y
- Strong balance sheet maintained

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 5

Financial Review

FINANCIAL GUIDANCE

(Fiscal Year Ending April 30)

Fiscal Fourth Quarter	Estimate
Revenue	$205M to $215M
GAAP Earnings Per Share	$0.17 to $0.21
Non-GAAP Earnings Per Share*	$0.33 to $0.37

Fiscal Year 2020	Estimate
Revenue	$650M to $660M
GAAP Earnings Per Share	$0.25 to $0.29
Non-GAAP Earnings Per Share*	$0.58 to $0.62
Tax Rate	30%
Share Count	55.0M

Note:
Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate, and share count reflects information as of March 5, 2020. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information.

See Appendices for GAAP to non-GAAP reconciliations.

The company is also providing full year revenue guidance for each of its business segments. Accordingly, the company expects full year revenue for its Firearms segment to be between $502.0 million and $507.0 million and full year revenue for its Outdoor Products & Accessories segment to be between $170.0 million and $175.0 million. The full year revenue estimate for the Firearms segment includes additional revenue of $34.0 million to $36.0 million as a result of the change in timing of the federal excise tax and further discussed in the company's Form 10-Q. Intercompany eliminations are expected to be approximately $22.0 million. This guidance takes into account several factors, including expected impacts from the Coronavirus, all of which are outlined in the company's Form 10-Q.



© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
6

Executive Summary SPIN-OFF OF OUTDOOR PRODUCTS & ACCESSORIES • AOBC has announced a plan to pursue the spin-off of its Outdoor Products & Accessories business via a tax-free distribution to AOBC stockholders • Transaction is expected to result in two separate public companies: – Smith & Wesson Brands, Inc. (Firearms) – American Outdoor Brands, Inc. (Outdoor Products & Accessories) • The company’s bank syndicate supports the proposed transaction • Transaction is expected to be completed in the second half of calendar 2020 • Spin-off will allow both companies and their dedicated management teams to focus on their respective business models and growth opportunities, while providing access to capital, financial resources, and investors that are better aligned with its unique business © © 2020 AMERICAN OUTDOOR 2020 AMERICAN OUTDOOR BRANDS BRANDS CORP. CORP. ALL RIGHTS ALL RIGHTS RESERVED. RESERVED. 7 7Executive Summary SPIN-OFF OF OUTDOOR PRODUCTS & ACCESSORIES • AOBC has announced a plan to pursue the spin-off of its Outdoor Products & Accessories business via a tax-free distribution to AOBC stockholders • Transaction is expected to result in two separate public companies: – Smith & Wesson Brands, Inc. (Firearms) – American Outdoor Brands, Inc. (Outdoor Products & Accessories) • The company’s bank syndicate supports the proposed transaction • Transaction is expected to be completed in the second half of calendar 2020 • Spin-off will allow both companies and their dedicated management teams to focus on their respective business models and growth opportunities, while providing access to capital, financial resources, and investors that are better aligned with its unique business © © 2020 AMERICAN OUTDOOR 2020 AMERICAN OUTDOOR BRANDS BRANDS CORP. CORP. ALL RIGHTS ALL RIGHTS RESERVED. RESERVED. 7 7

Executive Summary SEPARATION ENHANCES PROSPECTS FOR LONG-TERM VALUE CREATION • Each company will benefit from a distinct strategic and management focus on its specific operational and growth priorities – Smith & Wesson Brands, Inc. – focus on organic growth by developing new products that meet the needs and wants of consumer customers Distinct Focus – American Outdoor Brands, Inc. – focus on market opportunities in rugged outdoor products, both organically through robust innovation, and inorganically by acquiring new brands • Each company will offer a unique and compelling investment opportunity, allowing it to attract investors more closely aligned with its business type and its operational and financial model Differentiated – Smith & Wesson Brands, Inc. – focus on firearms, strong cash generation, returning capital to stockholders via dividends Investment Theses – American Outdoor Brands, Inc. – focus on OP&A, delivering high growth via re-investment in the business and M&A Optimized Balance • Each company will operate with its own capital allocation priorities and access to financial resources, such as markets, Sheet and Capital credit, and insurance, that are better aligned with its business type and its long term strategy Allocation Priorities • Each company will benefit from the investment community’s ability to value the businesses independently and drive Incremental incremental stockholder value through an improved stock price Stockholder Value © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 8Executive Summary SEPARATION ENHANCES PROSPECTS FOR LONG-TERM VALUE CREATION • Each company will benefit from a distinct strategic and management focus on its specific operational and growth priorities – Smith & Wesson Brands, Inc. – focus on organic growth by developing new products that meet the needs and wants of consumer customers Distinct Focus – American Outdoor Brands, Inc. – focus on market opportunities in rugged outdoor products, both organically through robust innovation, and inorganically by acquiring new brands • Each company will offer a unique and compelling investment opportunity, allowing it to attract investors more closely aligned with its business type and its operational and financial model Differentiated – Smith & Wesson Brands, Inc. – focus on firearms, strong cash generation, returning capital to stockholders via dividends Investment Theses – American Outdoor Brands, Inc. – focus on OP&A, delivering high growth via re-investment in the business and M&A Optimized Balance • Each company will operate with its own capital allocation priorities and access to financial resources, such as markets, Sheet and Capital credit, and insurance, that are better aligned with its business type and its long term strategy Allocation Priorities • Each company will benefit from the investment community’s ability to value the businesses independently and drive Incremental incremental stockholder value through an improved stock price Stockholder Value © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 8

Executive Summary

TWO COMPANIES WITH ENHANCED PROSPECTS FOR VALUE CREATION

	Smith&Wesson	American Outdoor Brands
Estimated Revenue[(a)]	$500M – $550M	$200M - $210M
Pro Forma Adjusted EBITDAS[(a)]	$90M - $105M	$25M - $30M
Industry-Leading Brands[(b)]	Smith&Wesson; M&P by Smith&Wesson; Performance Center by Smith&Wesson; Thompson/Center; Gemtech Suppressors; Smith&Wesson Precision Components	Caldwell; Tipton; Wheeler; Frankford Arsenal; Hooyman; BOG; Thompson/Center Accessories; Old Timer; Uncle Henry; Imperial; Smith&Wesson Accessories; M&P Accessories; Lockdown; Bubba; Meat!; Schrade; Performance Center by Smith&Wesson; LaserLyte; Crimson Trace
Estimated Market Size[(c)]	Handguns & Long Guns: ~$4.2B	Rugged Outdoor Recreation: ~$30-35B

(a) Estimated revenue and pro forma adjusted EBITDAS for the first 12 months as an independent company.
(b) American Outdoor Brands, Inc. will license the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which will be owned by Smith & Wesson Brands, Inc. and will be exclusively licensed to American Outdoor Brands, Inc., after the spin-off.
(c) Estimated market size per Management estimates.

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 9

Executive Summary

COMPARABLE COMPANY ANALYSIS

Commentary

- AOBC currently trades at a meaningful discount to comparable firearms and outdoor products peer groups
- Only publicly traded pure-play firearms comparable is Ruger, which currently trades at ~9x EV/LTM EBITDA
- Comparable outdoor products peer group trades at a median EV/LTM EBITDA of 15.2x and EV/CY2020E EBITDA of 12.5x

Firearms & Outdoor Products — Enterprise Value / EBITDA Multiples


20.0x
15.0
10.0
5.0
0.0
EV/LTM EBITDA
EV/CY2020E EBITDA
6.5x
5.2x
8.9x
NA
15.2x
12.5x
AOBC Today
Pure-Play Firearms
Outdoor Products Median

Commentary

- Clarus, a provider of outdoor equipment, bullets and ammunition, currently trades at ~13-17x EV/EBITDA
- Vista Outdoor, a provider of outdoor products and ammunition, currently trades at ~8x EV/EBITDA
- YETI, a provider of a variety of branded outdoor products, coolers, and drinkware, currently trades at ~13-15x EV/EBITDA

Outdoor Products — Enterprise Value / EBITDA Multiples


25.0x
20.0
15.0
10.0
5.0
0.0
EV/LTM EBITDA
EV/CY2020E EBITDA
20.8x
15.7x
16.8x
13.3x
18.4x
14.1x
6.6x (a)
6.5x (a)
9.2x
8.8x
8.2x (b)
7.3x
15.2x
12.5x
Outdoor Products

Source: Public company filings and Capital IQ as of March 6, 2020.
(a) Enterprise value includes ~$138 million of cash and ~$41 million of lease obligations. Equity Value to EBITDA multiples are 7.8x and 7.7x for LTM and CY2020E, respectively.
(b) Values are pro forma for the sale of Savage Arms in July 2019.

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
10

OUTDOOR PRODUCTS & ACCESSORI ESOUTDOOR PRODUCTS & ACCESSORI ES

Outdoor Products & Accessories EXPERIENCED LEADERSHIP BRIAN D. MURPHY H. ANDREW FULMER, CPA PRESIDENT & CHIEF FINANCIAL OFFICER CHIEF EXECUTIVE OFFICER • Joined the Company in 2016 as President of the Outdoor Recreation Division, • Joined the Company in 2010 with his most recent role being Vice the activities of which have been collapsed into Outdoor Product & Accessories President, Financial Planning & Analysis • Currently serves as Co-President and Co-Chief Executive Officer and previously • His extensive financial experience with the company is coupled with his served as President of the Outdoor Products & Accessories Division key role in developing and executing the company’s long-term acquisition strategy, particularly for the outdoor products and accessories business • Previously a Vice President, Corporate Development of Vista Outdoor, a publicly traded outdoor products company, and Director of Mergers & Acquisitions and • In addition to leading the company’s strategic planning process, he Director of Financial Planning & Analysis for Alliant Techsystems (ATK), developed the company’s procedures for acquisition-related financial formerly a publicly traded aerospace, defense, and retail sporting company modeling, due diligence, internal controls, and integration • Key role in executing AOBC’s diversification strategy to expand presence in the rugged outdoor recreation markets, in areas such as camping, hiking, and fishing • Experienced leader with ability to create and lead teams, build and run business operations, and apply transactional and industry experience © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 12Outdoor Products & Accessories EXPERIENCED LEADERSHIP BRIAN D. MURPHY H. ANDREW FULMER, CPA PRESIDENT & CHIEF FINANCIAL OFFICER CHIEF EXECUTIVE OFFICER • Joined the Company in 2016 as President of the Outdoor Recreation Division, • Joined the Company in 2010 with his most recent role being Vice the activities of which have been collapsed into Outdoor Product & Accessories President, Financial Planning & Analysis • Currently serves as Co-President and Co-Chief Executive Officer and previously • His extensive financial experience with the company is coupled with his served as President of the Outdoor Products & Accessories Division key role in developing and executing the company’s long-term acquisition strategy, particularly for the outdoor products and accessories business • Previously a Vice President, Corporate Development of Vista Outdoor, a publicly traded outdoor products company, and Director of Mergers & Acquisitions and • In addition to leading the company’s strategic planning process, he Director of Financial Planning & Analysis for Alliant Techsystems (ATK), developed the company’s procedures for acquisition-related financial formerly a publicly traded aerospace, defense, and retail sporting company modeling, due diligence, internal controls, and integration • Key role in executing AOBC’s diversification strategy to expand presence in the rugged outdoor recreation markets, in areas such as camping, hiking, and fishing • Experienced leader with ability to create and lead teams, build and run business operations, and apply transactional and industry experience © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 12

Outdoor Products & Accessories

A Diverse Outdoor Products & Accessories Company: American Outdoor Brands, Inc.

- American Outdoor Brands, Inc. will be a growth-oriented provider of outdoor products and accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts
- Our 21 brands are organized into four "Brand Lanes": Marksman, Harvester, Defender, and Adventurer. These brand lanes are constructed around defined consumer archetypes, and comprised of agile marketing, creative, and product teams that enable us to achieve a full spectrum of targeted growth initiatives by brand.
- HQ: Boone County, MO

- Financial profile is expected to yield growth and profitability that will facilitate the prioritization of investments and capital allocation focused on both organic and inorganic growth
- Expected to generate revenue between $200M and $210M and adjusted EBITDAS between $25M and $30M in its first 12 months as an independent company
- Rugged Outdoor Recreation Market Size: ~$30-35B[b]

Industry-leading Brands Organized into Four Brand Lanes[a]


CALDWELL
Tipton
MARKSMAN
HARVESTER
DEFENDER
SCHRADE
BUBBA
ADVENTURER

Competitive Strengths

- **Portfolio of Leading Outdoor Brands**
- **Four Brand Lanes with Significant Runway for Growth**
- **Repeatable Process for Rejuvenating Mature Product Categories**
- **Leverageable Platform for Acquisitions (via Brand Lanes)**
- **Experienced, Entrepreneurial Management Team**

(a) American Outdoor Brands, Inc. will license the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which will be owned by Smith & Wesson Brands, Inc. and will be exclusively licensed to American Outdoor Brands, Inc., after the spin-off.
(b) Estimated market size per Management estimates.

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 13

Outdoor Products & Accessories

STRATEGIC PRIORITIES FOR GROWTH



1 Introduce New and Differentiated Products

We plan to continue leveraging our agile brand and product development teams to satisfy consumer needs in existing product categories. We will continue to focus on disruptive technology, successful product launches, and create competitive moats through intellectual property, where possible.



2 Expand Our Addressable Market

We plan to leverage our brands' "permission to play" to enter new product categories that appeal to a wider audience, which could naturally pull some of our brands beyond the "rugged outdoor" market, such as DIY Security (via Lockdown brand), thereby increasing the size of our addressable opportunity.


MEAT!
WELCOME TO THE TOP OF THE FOOD CHAIN

3 Cultivate Direct-to-Consumer Relationships

We have made significant investments in both our creative teams and a new eCommerce platform, positioning us to create and distribute high volumes of engaging content directly to consumers. This engagement, in turn, is expected to help drive pull-through at retail and enable consumers to purchase directly from our platform if they choose to.

United States
Taiwan Japan
China South Korea
Philippines
Thailand India
Mexico

4 Expand and Enhance our Supply Chain

We will continue to expand and enhance our supply chain by identifying, qualifying, attracting, and maintaining qualified contract manufacturers. Qualifying additional suppliers will reduce our dependence on any one or small group of suppliers and help protect us against operational, performance, or capacity issues.

5 Pursue Acquisitions that Complement our Current Business

Where our existing brands do not have "permission to play," we will seek tuck-in acquisitions into our brand lane structure that augment organic growth where we have: 1) product expertise; 2) familiarity with the consumer; and where 3) the brand is complementary to our existing portfolio and sales channels.

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 14

Outdoor Products & Accessories

BRAND LANES: TARGETED CONSUMER SEGMENTS


CALDWELL
Tipton
Wheeler
MARKSMAN

Who is the Marksman?

Marksmen are shooters, from the beginner to the skilled competitor. Whether at the workbench, in the workshop, in the field or on the range; and no matter the choice of handgun, rifle, shotgun or archery: a Marksman's success is measured in hours of trigger time, the smell of burnt powder, and bullseyes.


MEAT!
BOG
Hooyman
OLD TIMER
IMPERIAL
HARVESTER

Who is the Harvester?

To the Harvester, it's not a job. It's not about mounting a trophy. It's a passion that lives within to create, to grow, to conserve and to ensure that the hunger to hunt and experience the most inaccessible terrain is passed down for future generations. Being a Harvester is not about taking, it's about giving back.


M&P
DEFENDER

Who is the Defender?

For the Defender, security is above all else. It starts with the peace of mind that comes with confidently knowing your belongings are safe, and becomes complete with determination to train and prepare yourself for life's biggest adversaries. The Defender protects – it makes up the fabric of their DNA.


SCHRADE
BUBBA
ADVENTURER

Who is the Adventurer?

The Adventurer is at home when they are away. Whether it is conquering a mountain, navigating the open ocean, trekking through a valley or taking on any other outdoor escapade, the Adventurer's thrill is their comfort zone. It is more than a connection with the outdoors, it is about being a part of it.

AMERICAN OUTDOOR
© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
15

Outdoor Products & Accessories CREATING LOYAL CONSUMER RELATIONSHIPS BY CONNECTING THE CONSUMER TO A BRAND’S CORE CHARACTERISTICS © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 16Outdoor Products & Accessories CREATING LOYAL CONSUMER RELATIONSHIPS BY CONNECTING THE CONSUMER TO A BRAND’S CORE CHARACTERISTICS © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 16

Outdoor Products & Accessories NEW PRODUCTS FOR 2020 MARKSMAN HARVESTER 300+ NEW NEW 65 112 PRODUCTS PRODUCTS NEW PRODUCTS 29+ DEFENDER ADVENTURER NEW PATENTS NEW NEW 88 38 PRODUCTS PRODUCTS EXPECTED © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 17Outdoor Products & Accessories NEW PRODUCTS FOR 2020 MARKSMAN HARVESTER 300+ NEW NEW 65 112 PRODUCTS PRODUCTS NEW PRODUCTS 29+ DEFENDER ADVENTURER NEW PATENTS NEW NEW 88 38 PRODUCTS PRODUCTS EXPECTED © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 17

Outdoor Products & Accessories

FEATURED NEW PRODUCTS FOR 2020


CALDWELL

CALDWELL
E-Max Shadows
Electronic Ear Buds



CALDWELL
E-Max Pro
Electronic Ear Muffs


CALDWELL

CALDWELL
AR500 Target
Lineup


PILE DRIVER

FRANKFORD ARSENAL
Pile Driver
Bullet Puller


CRIMSON TRACE

CRIMSON TRACE
CSA-1309
Rifle Scope



CRIMSON TRACE
LS870 Shotgun
Laser Saddle


LOCKDOWN

LOCKDOWN
Puck
Monitoring/Security System

AMERICAN OUTDOOR
© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
18

Outdoor Products & Accessories

FEATURED NEW PRODUCTS FOR 2020


Hooyman
Hooyman

Hooyman
No Slip H-Grip
Land Management Tools



BOG
DeathGrip UltraLite



BOG
Grave Digger
Hunting Blind


BUBBA

BUBBA
Multi-Flex
Interchangeable Knife System


BOG

BOG
Blood Moon 22MP
Premium Game Camera



Performance Center by Smith&Wesson
Homeland
Made-In-USA Knife

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
19

STRATEGIC CONCEPTION 1. Understand Journey of the Harvester 2. Assess Organic Capabilities 3. Create Pre-Hunt Hunt Post-Hunt (no desirable acquisition Product target) Consumer Acquire or Development (leverage brand lane Familiarity Create? Capability structure to create new brand) Land management and Products used for the hunt, Post-hunt meat preparation, preparation (e.g., food itself (e.g., shooting rests, trail processing, preservation, and plots, feed stations, clear cameras, binoculars, hunting consumption shooting lanes) knives) Rugged Outdoor Product Category MEAT! Website MEAT! Instagram MEAT! Launch Party © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.STRATEGIC CONCEPTION 1. Understand Journey of the Harvester 2. Assess Organic Capabilities 3. Create Pre-Hunt Hunt Post-Hunt (no desirable acquisition Product target) Consumer Acquire or Development (leverage brand lane Familiarity Create? Capability structure to create new brand) Land management and Products used for the hunt, Post-hunt meat preparation, preparation (e.g., food itself (e.g., shooting rests, trail processing, preservation, and plots, feed stations, clear cameras, binoculars, hunting consumption shooting lanes) knives) Rugged Outdoor Product Category MEAT! Website MEAT! Instagram MEAT! Launch Party © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.

NOW TRENDING U.S. CONSUMER MEAT PROCESSING EQUIPMENT PROJECTED GROWTH 2016 $ 10+ Billion 5.9% Annual Growth We are the makers of MEAT processing equipment. Yes, *Grand View Research we love meat so much we named our brand after it. And 2017 Report we’re here to help you up your wild game … game. With grinders, stuffers, slicers and sealers that are built to exceed your stubbornly high standards. We keep the middleman out of your meat, only selling direct, so you can experience some of the finest machinery available, for TOP MEAT! PRODUCTS less than you’d expect. 1.5LB Jerky Gun Kit 500 Watt Grinder (#12) 15LB Vertical Stuffer © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.NOW TRENDING U.S. CONSUMER MEAT PROCESSING EQUIPMENT PROJECTED GROWTH 2016 $ 10+ Billion 5.9% Annual Growth We are the makers of MEAT processing equipment. Yes, *Grand View Research we love meat so much we named our brand after it. And 2017 Report we’re here to help you up your wild game … game. With grinders, stuffers, slicers and sealers that are built to exceed your stubbornly high standards. We keep the middleman out of your meat, only selling direct, so you can experience some of the finest machinery available, for TOP MEAT! PRODUCTS less than you’d expect. 1.5LB Jerky Gun Kit 500 Watt Grinder (#12) 15LB Vertical Stuffer © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.

Outdoor Products & Accessories

PURSUE COMPLEMENTARY ACQUISITIONS

Pursue appropriate acquisitions for Outdoor Products & Accessories, with a focus on the large and growing markets in which our core consumers participate. This disciplined approach to acquisitions has led to our complementary brand portfolio.

ACQUISITION PREFERENCES

- **Complementary Brands** — Enables us to address new areas of the market and focus our resources efficiently
- **Overlapping Core Consumers** — Ability to leverage existing marketing efforts
- **Product Familiarity** — Enables "point of view" on how to create value and accelerates product development impact
- **Runway for Growth** — Ensures upside potential

SIGNIFICANT MARKET OPPORTUNITY


Shooting/Hunting
Market:
$16 Billion
Hunting
Shooting
Fishing
U.S. Outdoor
Recreation
Market:
~$90-100 Billion
Archery
Camping
Paddling
Hiking
Rugged Outdoor
Recreation
Market:
~$30-35 Billion(a)

(a) Estimated market size per Management estimates.

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 22

FIREARMSFIREARMS

Firearms EXPERIENCED LEADERSHIP MARK P. SMITH DEANA L. MCPHERSON, CPA, CGMA PRESIDENT & CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER • Joined the Company in 2010 as Vice President of Supply Chain • Joined the Company in 2007 as Corporate Controller, was later promoted to Vice President of Finance and Corporate Controller, and • Currently serves as Co-President and Co-Chief Executive Officer and became Chief Accounting Officer in 2017 previously served as President of the Manufacturing Services division and supports all the company’s businesses • Her extensive finance and treasury experience with the company includes responsibility for financial reporting and oversight of the • During his tenure, the company achieved significant growth while company’s audit, tax, and banking matters optimizing its manufacturing footprint and achieving record level gross margins • She has played a key role in the company’s longstanding relationship with its lenders, and her work has been instrumental in managing the • In addition to his ten years of operations and leadership experience in company’s syndicated bank credit facility the firearms industry, he has over 20 years of operations and supply chain management experience in leadership roles across multiple industries, from Fortune 500 to diversified international corporations © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 24Firearms EXPERIENCED LEADERSHIP MARK P. SMITH DEANA L. MCPHERSON, CPA, CGMA PRESIDENT & CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER • Joined the Company in 2010 as Vice President of Supply Chain • Joined the Company in 2007 as Corporate Controller, was later promoted to Vice President of Finance and Corporate Controller, and • Currently serves as Co-President and Co-Chief Executive Officer and became Chief Accounting Officer in 2017 previously served as President of the Manufacturing Services division and supports all the company’s businesses • Her extensive finance and treasury experience with the company includes responsibility for financial reporting and oversight of the • During his tenure, the company achieved significant growth while company’s audit, tax, and banking matters optimizing its manufacturing footprint and achieving record level gross margins • She has played a key role in the company’s longstanding relationship with its lenders, and her work has been instrumental in managing the • In addition to his ten years of operations and leadership experience in company’s syndicated bank credit facility the firearms industry, he has over 20 years of operations and supply chain management experience in leadership roles across multiple industries, from Fortune 500 to diversified international corporations © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 24

Firearms

AN ICONIC FIREARMS COMPANY: SMITH & WESSON BRANDS, INC.

- Smith & Wesson Brands, Inc. is an iconic firearm business with a 167-year history of delivering market leading, personal protection and sport-related firearms for consumers and professionals
- Industry-leading handgun, long gun, and suppressor products are marketed under the brands Smith & Wesson®, M&P®, Performance Center, Thompson/Center Arms™, and Gemtech® brands
- HQ: Springfield, MA

- Financial profile is expected to yield strong cash flows, a granular focus on organic growth, and profitability with a plan to eventually return capital to stockholders in the form of dividends
- Expected to generate revenue between $500M and $550M and adjusted EBITDAS between $90M and $105M in its first 12 months as an independent company
- Handguns & Long Guns Market Size: ~$4.2B[a]

Handguns

Suppressors

Long Guns

Manufacturing Services

Investment Considerations

- ☑ **Iconic brand portfolio with loyal consumer base**
- ☑ **Market leader in $4.2 billion addressable market (handgun & long gun)**
- ☑ **Strategic focus on driving stable organic growth while expanding margins through business simplification**
- ☑ **Capital allocation strategy of returning shareholder value**
- ☑ **Highly experienced management team of industry veterans**

(a) Estimated market size per Management estimates.

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 25

Firearms

STRATEGIC PRIORITIES FOR GROWTH

1 Grow Organically

Pure play in a mature market, focused on gaining market share.

The company will operate solely in the firearms industry, focused on leveraging our exceptional brands to grow organically by taking market share.

2 Leverage Our Iconic Brands

Clear, concise brand identities/plans supported by collateral and NPD pipelines

The Smith & Wesson brand portfolio holds arguably the strongest position in the firearms industry. A major driver in ongoing market share gains will be executing on our clear and concise brand plans.

3 Focus on New Product Introductions

Speed to market and healthy NPD pipeline to support brand plans.

A major component of our brand plans is healthy new product pipelines to drive continued consumer excitement and brand loyalty. Speed to market, strategic pipeline, and launch planning & execution remains crucial.

4 Simplify Our Business

A culture of simplicity to focus on profitability and improve the ease of doing business

As a pure play firearms company in a mature market, we will simplify our corporate operating model, lowering costs, and driving a culture that rewards simple, effective solutions, and smooth customer and vendor interactions.

5 Return Value To Stockholders

Capital allocation methodology designed to return stockholder value and enhance efficiency

Return value to our stockholders via a capital allocation strategy focused on lowering debt and paying dividends, while making capital investments supporting our strategy (e.g. NPD, reducing cost, etc.).

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 26

Firearms

BRAND STRATEGY: EXPAND BRANDS WITH PRODUCTS THAT MEET NEEDS / WANTS OF EACH TARGET CONSUMER

Smith&Wesson

Iconic revolvers, pistols, shooting gear, accessories: The Smith & Wesson brand product portfolio includes everything that made Smith & Wesson a household name. World class quality classic revolvers and metal frame pistols meet the needs of our discerning consumers for everything from competition target shooting to personal protection and professional use by law enforcement.



S&W 629 Classic

M&P by Smith&Wesson

Pistols, rifles, revolvers, shooting gear, accessories designed for personal protection, concealed carry, and professional use: The M&P brand is focused on reaching those consumers who are seeking modern tactical pistols and rifles with highest performance and reliability standards available in the marketplace. These products are primarily used for sport & competition shooting and self defense.



M&P M2.0

THOMPSON/CENTER

Bolt-action rifles, semi-automatic rifles, muzzleloaders, interchangeable platforms, hunting accessories: Thompson/Center enthusiasts are looking for the latest in today's hunting and shooting technology staked in craftsmanship and tradition. Thompson/Center firearms are modern tools for the classically-trained hunter and shooter.



T/C Compass II

Performance Center by Smith&Wesson

Feature-rich, high-performance revolvers, pistols, rifles: The Performance Center is an aspirational brand that attracts sophisticated shooters who prefer uniquely designed firearms with special customized upgrades and features.



Performance Center
T/CR22 Carbon Fiber

GEMTECH SUPPRESSORS

Suppressors: Gemtech suppressors are high-value suppressors that strike the balance between size, weight, and sound reduction. Gemtech suppressors are used around the globe by firearm enthusiasts, law enforcement, and military agencies.



Gemtech Lunar 9

AMERICAN OUTDOOR

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 27

Firearms

NEW PRODUCTS FOR 2020

	Brand	Product	SKUs	Primary Consumer Segments
Handguns	M&P by Smith&Wesson	M&P®9 SHIELD™ EZ 	4	• All Handguns segments
Handguns	Performance Center by Smith&Wesson	Performance Center® M&P® M2.0™ Full Size 	12	• Hard Core, Young Gun, Target Masters
Long Guns	PerformanceCenter	 Performance Center® T/CR22® Carbon Fiber	4	• Young Novices, Shooters, Field & Stream, Avid Owners
Long Guns	THOMPSON/CENTER	 T/C® Compass® II, T/C® Compass® Utility	32	• Young Novices, Shooters, Field & Stream
Long Guns	THOMPSON/CENTER	 T/C® Venture™ II	9	• Young Novices, Shooters, Field & Stream, Avid Owners
Supp.	GEMTECH SUPPRESSORS	Gemtech® Lunar® 9 	1	• Hard Core, Young Gun

AMERICAN OUTDOOR
© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
28

Firearms

PRODUCT HIGHLIGHT: M&P9 SHIELD EZ

AWARD WINNING M&P SHIELD EZ Pistol Series now in popular, powerful 9MM caliber

Built for personal protection and every day carry, the M&P9 Shield EZ further expands the M&P Shield EZ pistol platform, which was released in 2018 and features an easy-to-rack slide, easy-to-load magazine, and easy-to-clean design.

With over three million M&P Shield pistols adopted by consumers, we believe the 'M&P Shield' name has become synonymous with personal protection. This much anticipated release is the next evolution of the personal protection pistol.


TACTILE LOADED CHAMBER INDICATOR
Visual and touch-confirmed round in chamber
EASY-TO-RACK SLIDE
Easy to grasp, tapered slide serrations, smooth action
3 DOT SIGHTS
Adjustable rear for windage
*AMBIDEXTROUS MANUAL THUMB SAFETY
*Also available without thumb safety
LIGHT CRISP TRIGGER
Tactile and audible reset
REVERSIBLE MAGAZINE RELEASE
Easily changed for left or right operation
GRIP SAFETY
Grip pistol to fire
GRIP TEXTURE
Textured grip and coverage for enhanced control
EASY DISASSEMBLY AND CLEANING
LOW PERCEIVED RECOIL
18-degree grip angle for natural point of aim
EASY-LOAD MAGAZINE DESIGN
Load assist tabs for quick, easy loading



EASY TO **RACK**



EASY TO **PACK**



EASY TO **SHOOT**



EASY TO **LOAD**



EASY TO **CLEAN**

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 29

American Outdoor Brands Corporation NEXT STEPS TOWARD SPIN-OFFAmerican Outdoor Brands Corporation NEXT STEPS TOWARD SPIN-OFF

NEXT STEPS

1H CALENDAR 2020

- Finalize American Outdoor Brands, Inc. management and Board of Directors composition
- Finalize American Outdoor Brands, Inc. capital structure
- File initial Form 10
- Smith & Wesson Brands, Inc. and American Outdoor Brands, Inc. investor roadshows

2H CALENDAR 2020

- Finalize Form 10
- Financing execution
- Establish effective spin-off date
- Smith & Wesson Brands, Inc. and American Outdoor Brands, Inc. investor days



© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
31

APPENDIX SLIDES © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.APPENDIX SLIDES © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES In this investor presentation, certain non-GAAP financial measures, stock-based compensation expenses; and (2) the non-GAAP including “non-GAAP net income,” and “Adjusted EBITDA” are measures that exclude such information. The company presents presented. From time-to-time, the company considers and uses these non-GAAP measures because it considers them an important these supplemental measures of operating performance in order to supplemental measure of its performance. The company’s definition provide the reader with an improved understanding of underlying of these adjusted financial measures may differ from similarly performance trends. The company believes it is useful for itself and named measures used by others. The company believes these the reader to review, as applicable, both (1) GAAP measures that measures facilitate operating performance comparisons from period include (i) amortization of acquired intangible assets, (ii) transition to period by eliminating potential differences caused by the costs, (iii) fair value inventory step-up expense, (iv) recall related existence and timing of certain expense items that would not expenses, (v) change in contingent consideration; (vi) goodwill otherwise be apparent on a GAAP basis. These non-GAAP impairment, (vii) CEO separation, (viii) acquisition-related costs, (ix) measures have limitations as an analytical tool and should not be the tax effect of non-GAAP adjustments, (x) net cash (used considered in isolation or as a substitute for the company's GAAP in)/provided by operating activities, (xi) net cash used in investing measures. The principal limitations of these measures are that they activities, (xii) interest expense, (xiii) income tax expense, (xiv) do not reflect the company's actual expenses and may thus have the depreciation and amortization, and (xv) effect of inflating its financial measures on a GAAP basis. © © 2020 AMERICAN OUTDOOR 2020 AMERICAN OUTDOOR BRANDS BRANDS CORP. CORP. ALL RIGHTS ALL RIGHTS RESERVED. RESERVED. 33RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES In this investor presentation, certain non-GAAP financial measures, stock-based compensation expenses; and (2) the non-GAAP including “non-GAAP net income,” and “Adjusted EBITDA” are measures that exclude such information. The company presents presented. From time-to-time, the company considers and uses these non-GAAP measures because it considers them an important these supplemental measures of operating performance in order to supplemental measure of its performance. The company’s definition provide the reader with an improved understanding of underlying of these adjusted financial measures may differ from similarly performance trends. The company believes it is useful for itself and named measures used by others. The company believes these the reader to review, as applicable, both (1) GAAP measures that measures facilitate operating performance comparisons from period include (i) amortization of acquired intangible assets, (ii) transition to period by eliminating potential differences caused by the costs, (iii) fair value inventory step-up expense, (iv) recall related existence and timing of certain expense items that would not expenses, (v) change in contingent consideration; (vi) goodwill otherwise be apparent on a GAAP basis. These non-GAAP impairment, (vii) CEO separation, (viii) acquisition-related costs, (ix) measures have limitations as an analytical tool and should not be the tax effect of non-GAAP adjustments, (x) net cash (used considered in isolation or as a substitute for the company's GAAP in)/provided by operating activities, (xi) net cash used in investing measures. The principal limitations of these measures are that they activities, (xii) interest expense, (xiii) income tax expense, (xiv) do not reflect the company's actual expenses and may thus have the depreciation and amortization, and (xv) effect of inflating its financial measures on a GAAP basis. © © 2020 AMERICAN OUTDOOR 2020 AMERICAN OUTDOOR BRANDS BRANDS CORP. CORP. ALL RIGHTS ALL RIGHTS RESERVED. RESERVED. 33

American Outdoor Brands Corporation

CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS)
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended	
	January 31, 2020	January 31, 2019	January 31, 2020	January 31, 2019
		(Unaudited)		
		(In thousands, except per share data)		
Net sales	$ 166,695	$ 162,008	$ 444,753	$ 462,544
Cost of sales	111,492	107,949	291,390	299,677
Gross profit	55,203	54,059	153,363	162,867
Operating expenses:				
Research and development	3,192	3,297	9,410	9,358
Selling, marketing, and distribution	19,294	15,373	55,419	42,279
General and administrative	21,810	27,026	71,601	78,065
Goodwill Impairment	—	10,396		10,396
Total operating expenses	44,296	56,092	136,430	140,098
Operating income	10,907	(2,033)	16,933	22,769
Other (expense)/income, net:				
Other income, net	(18)	47	73	38
Interest expense, net	(2,885)	(2,548)	(8,551)	(6,822)
Total other (expense), net	(2,903)	(2,501)	(8,478)	(6,784)
Income from operations before income taxes	8,004	(4,534)	8,455	15,985
Income tax expense	2,273	1,191	3,539	7,399
Net Income/(loss)	$ 5,731	$ (5,725)	$ 4,916	$ 8,586
Net Income/(loss) per share:				
Basic	$ 0.10	$ (0.10)	$ 0.09	$ 0.16
Diluted	$ 0.10	$ (0.10)	$ 0.09	$ 0.16
Weighted average number of common shares outstanding:				
Basic	55,064	54,544	54,919	54,444
Diluted	55,744	54,544	55,641	55,132

AMERICAN OUTDOOR

© 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 34

American Outdoor Brands Corporation GAAP TO NON-GAAP RECONCILIATION (Unaudited) (U.S. $ thousands, except per share data) For the Three Months Ended For the Nine Months Ended January 31, 2020 January 31, 2019 January 31, 2020 January 31, 2019 $ % of Sales $ % of Sales $ % of Sales $ % of Sales GAAP gross profit $ 55,203 33.1% $ 54,059 33.4% $ 1 53,363 34.5% $ 1 62,867 35.2% Diode recall (180) -0.1% — — (769) -0.2% — — Fair value inventory step-up — — 9 2 0.1% — — 3 62 0.1% Transition costs — — — — 8 72 0.2% — — Non-GAAP gross profit $ 55,023 33.0% $ 54,151 33.4% $ 153,466 34.5% $ 163,229 35.3% GAAP operating expenses $ 44,296 26.6% $ 56,092 34.6% $ 136,430 30.7% $ 1 40,098 30.3% Amortization of acquired intangible assets (4,697) -2.8% (5,445) -3.4% (14,242) -3.2% (16,335) -3.5% Goodwill impairment — — (10,396) -6.4% — — (10,396) -2.2% Transition costs (990) -0.6% (369) -0.2% (1,889) -0.4% (751) -0.2% CEO separation 3 ,844 2.3% — — 3 ,844 0.9% — — Acquisition-related costs — — (6) 0.0% — — (6) 0.0% Non-GAAP operating expenses $ 42,453 25.5% $ 39,876 24.6% $ 1 24,143 27.9% $ 1 12,610 24.3% GAAP operating income $ 10,907 6.5% $ (2,033) -1.3% $ 16,933 3.8% $ 22,769 4.9% Fair value inventory step-up — — 9 2 0.1% — — 3 62 0.1% Diode recall (180) -0.1% — — (769) -0.2% — — Amortization of acquired intangible assets 4 ,697 2.8% 5 ,445 3.4% 14,242 3.2% 1 6,335 3.5% Goodwill impairment — — 1 0,396 6.4% — — 1 0,396 2.2% Transition costs 9 90 0.6% 3 69 0.2% 2 ,761 0.6% 7 51 0.2% CEO separation (3,844) -2.3% — — (3,844) -0.9% — — Acquisition-related costs — — 6 0.0% — — 6 0.0% Non-GAAP operating income $ 12,570 7.5% $ 14,275 8.8% $ 29,323 6.6% $ 50,619 10.9% GAAP net income/(loss) $ 5,731 3.4% $ (5,725) -3.5% $ 4,916 1.1% $ 8,586 1.9% Fair value inventory step-up — — 9 2 0.1% — — 3 62 0.1% Amortization of acquired intangible assets 4 ,697 2.8% 5 ,445 3.4% 14,242 3.2% 1 6,335 3.5% Goodwill impairment — — 1 0,396 6.4% — — 1 0,396 2.2% Diode recall (180) -0.1% — — (769) -0.2% — — Transition costs 9 90 0.6% 3 69 0.2% 2 ,761 0.6% 7 51 0.2% CEO separation (3,844) -2.3% — — (3,844) -0.9% — — Acquisition-related costs — — 6 0.0% — — 6 0.0% Change in contingent consideration — — (60) 0.0% (100) 0.0% (60) 0.0% Tax effect of non-GAAP adjustments (449) -0.3% (1,580) -1.0% (3,318) -0.7% (4,696) -1.0% Non-GAAP net income $ 6,945 4.2% $ 8,943 5.5% $ 13,888 3.1% $ 31,680 6.8% GAAP net income/(loss) per share - diluted $ 0 .10 $ (0.10) $ 0 .09 $ 0 .16 Fair value inventory step-up — — — 0 .01 Amortization of acquired intangible assets 0.08 0 .10 0 .26 0 .30 Goodwill impairment — 0 .19 — 0 .19 Diode recall — — (0.01) — Transition costs 0 .02 0 .01 0 .05 0 .01 CEO separation (0.07) — (0.07) — Tax effect of non-GAAP adjustments (0.01) (0.03) (0.06) (0.09) Non-GAAP net income per share - diluted $ 0 .13 $ 0 .16 $ 0 .25 $ 0 .57 © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 35American Outdoor Brands Corporation GAAP TO NON-GAAP RECONCILIATION (Unaudited) (U.S. $ thousands, except per share data) For the Three Months Ended For the Nine Months Ended January 31, 2020 January 31, 2019 January 31, 2020 January 31, 2019 $ % of Sales $ % of Sales $ % of Sales $ % of Sales GAAP gross profit $ 55,203 33.1% $ 54,059 33.4% $ 1 53,363 34.5% $ 1 62,867 35.2% Diode recall (180) -0.1% — — (769) -0.2% — — Fair value inventory step-up — — 9 2 0.1% — — 3 62 0.1% Transition costs — — — — 8 72 0.2% — — Non-GAAP gross profit $ 55,023 33.0% $ 54,151 33.4% $ 153,466 34.5% $ 163,229 35.3% GAAP operating expenses $ 44,296 26.6% $ 56,092 34.6% $ 136,430 30.7% $ 1 40,098 30.3% Amortization of acquired intangible assets (4,697) -2.8% (5,445) -3.4% (14,242) -3.2% (16,335) -3.5% Goodwill impairment — — (10,396) -6.4% — — (10,396) -2.2% Transition costs (990) -0.6% (369) -0.2% (1,889) -0.4% (751) -0.2% CEO separation 3 ,844 2.3% — — 3 ,844 0.9% — — Acquisition-related costs — — (6) 0.0% — — (6) 0.0% Non-GAAP operating expenses $ 42,453 25.5% $ 39,876 24.6% $ 1 24,143 27.9% $ 1 12,610 24.3% GAAP operating income $ 10,907 6.5% $ (2,033) -1.3% $ 16,933 3.8% $ 22,769 4.9% Fair value inventory step-up — — 9 2 0.1% — — 3 62 0.1% Diode recall (180) -0.1% — — (769) -0.2% — — Amortization of acquired intangible assets 4 ,697 2.8% 5 ,445 3.4% 14,242 3.2% 1 6,335 3.5% Goodwill impairment — — 1 0,396 6.4% — — 1 0,396 2.2% Transition costs 9 90 0.6% 3 69 0.2% 2 ,761 0.6% 7 51 0.2% CEO separation (3,844) -2.3% — — (3,844) -0.9% — — Acquisition-related costs — — 6 0.0% — — 6 0.0% Non-GAAP operating income $ 12,570 7.5% $ 14,275 8.8% $ 29,323 6.6% $ 50,619 10.9% GAAP net income/(loss) $ 5,731 3.4% $ (5,725) -3.5% $ 4,916 1.1% $ 8,586 1.9% Fair value inventory step-up — — 9 2 0.1% — — 3 62 0.1% Amortization of acquired intangible assets 4 ,697 2.8% 5 ,445 3.4% 14,242 3.2% 1 6,335 3.5% Goodwill impairment — — 1 0,396 6.4% — — 1 0,396 2.2% Diode recall (180) -0.1% — — (769) -0.2% — — Transition costs 9 90 0.6% 3 69 0.2% 2 ,761 0.6% 7 51 0.2% CEO separation (3,844) -2.3% — — (3,844) -0.9% — — Acquisition-related costs — — 6 0.0% — — 6 0.0% Change in contingent consideration — — (60) 0.0% (100) 0.0% (60) 0.0% Tax effect of non-GAAP adjustments (449) -0.3% (1,580) -1.0% (3,318) -0.7% (4,696) -1.0% Non-GAAP net income $ 6,945 4.2% $ 8,943 5.5% $ 13,888 3.1% $ 31,680 6.8% GAAP net income/(loss) per share - diluted $ 0 .10 $ (0.10) $ 0 .09 $ 0 .16 Fair value inventory step-up — — — 0 .01 Amortization of acquired intangible assets 0.08 0 .10 0 .26 0 .30 Goodwill impairment — 0 .19 — 0 .19 Diode recall — — (0.01) — Transition costs 0 .02 0 .01 0 .05 0 .01 CEO separation (0.07) — (0.07) — Tax effect of non-GAAP adjustments (0.01) (0.03) (0.06) (0.09) Non-GAAP net income per share - diluted $ 0 .13 $ 0 .16 $ 0 .25 $ 0 .57 © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 35

Elizabeth Sharp Vice President — Investor Relations 2100 Roosevelt Avenue Springfield, MA 01104 Phone: 413 747 6284 Email: lsharp@aob.com www.aob.com © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.Elizabeth Sharp Vice President — Investor Relations 2100 Roosevelt Avenue Springfield, MA 01104 Phone: 413 747 6284 Email: lsharp@aob.com www.aob.com © 2020 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.